UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

ATLANTIC COAST FEDERAL CORPORATION
(Exact name of Registrant as specified in its charter)

Federal	000-50962	59-3764686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
505 Haines Avenue, Waycross, Georgia 31501
(Address of principal executive offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 14, 2010, the Board of Directors of Atlantic Coast Federal Corporation (the "Company") appointed Bhanu Choudhrie to the Company's Board of Directors.  Choudhrie (age 32) has been Executive Director of C&C Alpha Group Limited, a London-based family private equity group, since November 2006 and was the Executive Director of C&C Business Solutions Ltd. from June 2003 to November 2006.  Choudhrie is a private equity investor with investments in the United States, United Kingdom, Europe and Asia.  C&C Alpha Group, founded in 2002, maintains its global headquarters in London and has established offices in several countries.  Its team comprises entrepreneurs, financial analysts, project developers, project managers and strategy consultants.

Choudhrie's annual compensation as a Board member is in accordance with guidelines set forth in the Company's proxy statement dated April 7, 2010, including monthly retainer payments as well as participation in the Director Incentive Plan.  Choudhrie also is eligible to participate in the Atlantic Coast Federal Corporation 2005 Stock Option Plan.

There were no understandings or arrangements with any person regarding Choudhrie's appointment to the Board, and there are no family relationships between him and any other officer or director of the Company.  He has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.  The Company's Board of Directors has not determined which, if any, board committees Choudhrie will be assigned.

The full text of the press release announcing Choudhrie's appointment to the Company's Board of Directors is set forth in Exhibit 99.1.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 14, 2010, the Board of Directors of the Company amended the Company's bylaws to increase the number of directors of the Company from nine to eleven members.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

3.2       Amended and Restated Bylaws of Atlantic Coast Federal Corporation

99.1     Press Release dated July 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FEDERAL CORPORATION

Date:	July 15, 2010	By:	/s/	Robert J. Larison, Jr.
Robert J. Larison, Jr.
President and Chief Executive Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

3.2	Amended and Restated Bylaws of Atlantic Coast Federal Corporation
99.1	Copy of press release issued by the Company on July 15, 2010